UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2016

PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

(412) 434-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Transition
On July 21, 2016, the Board of Directors of PPG Industries, Inc. (the “Company”) elected Michael H. McGarry as Chairman and Chief Executive Officer, effective September 1, 2016.
Mr. McGarry became President and Chief Executive Officer on September 1, 2015. He previously served as President and Chief Operating Officer of the Company from March 1, 2015 to September 1, 2015, as Chief Operating Officer from August 2014 through February 2015, as Executive Vice President from September 2012 through July 2014 and as Senior Vice President, Commodity Chemicals from July 2008 through August 2012. Mr. McGarry is also a director of Axiall Corporation.
Also on July 21, 2016, Charles E. Bunch announced to the Board of Directors his intention to retire as Executive Chairman and as a director of the Company, effective September 1, 2016. Mr. Bunch became Executive Chairman on September 1, 2015. He previously served as Chairman and Chief Executive Officer of the Company from July 2005 to August 2015.
A press release reporting Mr. McGarry’s election and Mr. Bunch’s retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Director Election
In addition on July 21, 2016, the Board of Directors of the Company elected Melanie L. Healey as a director of the Company to serve in the class whose term expires at the Annual Meeting of Shareholders in 2017. The Board of Directors also appointed Ms. Healey to the Audit Committee and the Technology and Environment Committee.
As an independent director of PPG, Ms. Healey will be entitled to receive compensation consistent with that of PPG’s other independent directors who are not employees of PPG, as described in PPG’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2016 under the caption “Compensation of Directors,” which portion of such proxy statement is incorporated herein by reference.
Ms. Healey is a former Group President, North America of The Procter & Gamble Company (“P&G”). In 2015, PPG sold approximately $2,800,000 of products and services to P&G. Through June 30, 2016, PPG has sold approximately $1,200,000 of products and services to P&G. Such purchases and sales were made in the ordinary course of each company’s business and amount to less than two percent of each company’s consolidated gross revenues for 2015 and 2016 through June.
Ms. Healey was not selected as a director of PPG pursuant to any arrangement or understanding between Ms. Healey and any other person or entity.
A press release reporting Ms. Healey’s election is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01	Other Events.
On July 21, 2016, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99.3, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of PPG Industries, Inc. dated July 21, 2016 regarding Mr. Bunch’s retirement and Mr. McGarry’s election.
99.2	Press release of PPG Industries, Inc. dated July 21, 2016 regarding Ms. Healey’s election.
99.3	Press release of PPG Industries, Inc. dated July 21, 2016 regarding the sale of PPG’s flat glass business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: July 22, 2016	/s/ Michael H. McGarry
Michael H. McGarry
President and Chief Executive Officer